Exhibit 10.9(r)

                          TRADEMARK SECURITY AGREEMENT

            This TRADEMARK SECURITY AGREEMENT (the "Agreement") made as of this 11th day of March, 2003, by the parties set forth on the signature page hereto (each, a "Grantor" and collectively, "Grantors") in favor of Bank of America, N.A., in its capacity as Agent for the Lenders party to the Credit Agreement (defined below) ("Grantee"):

                               W I T N E S S E T H

            WHEREAS, PEI Holdings, Inc. ("PEI"), Grantee and Lenders are parties to a certain Credit Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the "Credit Agreement"), providing for extensions of credit to be made to or for the benefit of PEI by Lenders;

            WHEREAS, pursuant to a Master Corporate Guaranty of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Guaranty") among each Grantor, various affiliates of PEI and Grantee, each Grantor has guaranteed the payment of all obligations of and amounts owing by PEI under the Credit Agreement; and

            WHEREAS, pursuant to the terms of a certain Security Agreement of even date herewith among each Grantor, various affiliates of PEI and Grantee (as the same may be amended or otherwise modified from time to time, the "Security Agreement"), each Grantor has granted to Grantee, for the benefit of Lenders, a lien on, and security interest in, any and all right, title and interest in, and to the Trademarks (as defined in the Security Agreement), whether now owned or hereafter created, acquired or arising, to secure the payment of all obligations of and amounts owing by PEI under the Credit Agreement and each Grantor's obligations under the Guaranty;

            NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

            1. Incorporation of Credit Agreement and Security Agreement. The Credit Agreement and Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

            2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Obligations and each Grantor's obligations under the Guaranty, Grantor hereby grants to Grantee, for its benefit and the benefit of Lenders, and hereby affirms its grant pursuant to the Security Agreement (which grant shall be deemed to have been made simultaneously herewith) of, a lien on, and security interest in, any and all right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"; provided that Trademark Collateral will not include "intent to use" trademark applications unless Grantor has used such trademarks and has filed a statement of use or amendment to allege use with respect to such application), whether now owned or hereafter created, acquired or arising:

            (i) any trademarks, trademark registrations, and trademark applications, trade names and trade styles, service marks, service registrations and service mark applications, including without limitation, the United States federal trademark registrations and applications set forth on Schedule A hereto, all renewals and extensions of any of the foregoing and all goodwill symbolized by any of the foregoing;

            (ii) all income, damages and payments now and hereafter due or payable with respect thereto, including without limitation, damages and payments for past or future infringements, unfair competition, dilution, or for injury to the goodwill associated with any of the Trademarks;

            (iii) licenses of any of the foregoing to or from third parties and the royalties and other payments, if any, receivable thereunder;

            (iv) the right to sue for past, present and future infringements thereof;

            (v) all rights corresponding thereto throughout the world; and

            (vi) Proceeds and products of the foregoing and all insurance payments pertaining to the foregoing and proceeds thereof.

            Notwithstanding the foregoing, the Trademark Collateral shall not include any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents to the extent that the grant of a Lien or security interest therein would (a) result in a breach of the terms of, or constitute a default under, such contract, instrument, license, agreement or other document (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407 or 9-408 of the Uniform Commercial Code or any successor provision of the Uniform Commercial Code of any relevant jurisdiction or other applicable law) or (b) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to a valid and enforceable provision (including without limitation in connection with the operation of Section 9-406, 9-407 or 9-408 of the Uniform Commercial Code or any other applicable law).

            IN WITNESS WHEREOF, Grantors have duly executed this Agreement as of the date first written above.


                                        ADULTVISION COMMUNICATIONS, INC.
                                        ALTA LOMA ENTERTAINMENT, INC.
                                        LIFESTYLE BRANDS, LTD.
                                        PLAYBOY ENTERTAINMENT GROUP, INC.


                                        By     /s/ Robert Campbell
                                               ---------------------------------
                                        Name:  Robert Campbell
                                        Title  Treasurer

                                        SPICE ENTERTAINMENT, INC.


                                        By     /s/ Robert Campbell
                                               ---------------------------------
                                        Name:  Robert Campbell
                                        Title: Treasurer

                                        PLAYBOY ENTERPRISES INTERNATIONAL, INC.


                                        By     /s/ Robert Campbell
                                               ---------------------------------
                                        Name:  Robert Campbell
                                        Title: Senior Vice President,
                                               Treasurer and Strategic Planning

                                        SPICE HOT ENTERTAINMENT, INC.


                                        By     /s/ James L. English
                                               ---------------------------------
                                        Name:  James L. English
                                        Title: President

Agreed and Accepted
As of the Date First Written Above

BANK OF AMERICA, N.A.
as Agent

By  /s/ David A. Johanson
    -------------------------------
Its David A. Johanson
     Vice President

                                 ACKNOWLEDGMENT

STATE OF  Illinois )
                   )  SS
COUNTY OF Cook     )

            I, Ivana Del Real, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT Robert Campbell, personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary act and as the free and voluntary act of the corporations set forth on the signature page of the foregoing instrument for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 11th day of March, 2003.


                                        /s/ Ivana Del Real
                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires:

                                        9-27-05

                                        [SEAL]

                                 ACKNOWLEDGMENT

STATE OF  Illinois )
                   )  SS
COUNTY OF Cook     )

            I, Ivana Del Real, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT David A. Johanson of Bank of America, N.A., a Vice President, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said Bank of America, N.A. for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 11th day of March, 2003.


                                        /s/ Ivana Del Real
                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires:

                                        9-27-05

                                        [SEAL]

                                   SCHEDULE A

                             Trademark List by Owner

                                                                         Page: 1

      Owner: ADULTVISION COMMUNICATIONS, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
ADULTVISION (STYLIZED)     9600047/                   Registered        74/687549          2072439
                           United States of America   38 41             12-Jun-1995        17-Jun-1997

ATV                        9600046/                   Registered        74/688248          2079844
                           United States of America   38,41             12-Jun-1995        15-Jul-1997

ATV (STYLIZED)             9500223/                   Registered        74/691892          2,079,849
                           United States of America   38,41             13-Jun-1995        15-Jul-1997

                             Trademark List by Owner

                                                                         Page: 2

      Owner: LIFESTYLE BRANDS, LTD.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
COVENTRY                   SC95000327/                Published         78/094019
                           United States of America   9                 19-Nov-2001

COVENTRY                   SC95000329/                Published         78/098103
                           United States of America   18                13-Dec-2001

COVENTRY                   SC8800187/                 Registered        72-190342          777377
                           United States of America   14                06-Apr-1964        22-Sep-1964

COVENTRY AND EAGLE         SC95000341/                Pending           76/402158
                           United States of America   14                01-May-2002

COVENTRY AND EAGLE         SC95000339/                Pending           76/402534
                           United States of America   18                01-May-2002

COVENTRY U.S.A.            SC95000334/                Published         76/402482
                           United States of America   25                01-May-2002

COVENTRY U.S.A.            SC95000345/                Pending           76/402014
                           United States of America   14                01-May-2002

COVENTRY U.S.A.            SC95000342/                Pending           76/402017
                           United States of America   18                01-May-2002

COVENTRY U.S.A.            SC95000338/                Published         76/402533
                           United States of America   9                 01-May-2002

COVENTRY WITH EAGLE        SC95000330/                Published         76/360590
LOGO                       United States of America   9                 18-Jan-2002

COVENTRY WITH EAGLE        SC95000335/                Published         76/402179
LOGO                       United States of America   25                01-May-2002

SARAH (TYPED)              SC8900003/                 Registered        72-190, 343        777.378
                           United States of America   14                06-Apr-1964        22-Sep-1964

SARAH COVENTRY             SC9500023/                 Registered        76/241971          2647004
                           United States of America   25                17-Apr-2001        11-May-2002

SARAH COVENTRY             SC95000332/                Published         76/401371
                           United States of America   3                 26-Apr-2002

SARAH COVENTRY             SC95000333/                Published         76/401030
                           United States of America   25                26-Apr-2002

SARAH COVENTRY             SC95000331/                Published         76/384771
                           United States of America   9                 20-Mar-2002

                             Trademark List by Owner

                                                                         Page: 3

      Owner: LIFESTYLE BRANDS, LTD.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
SARAH COVENTRY             SC95000328/                Published         78/098100
                           United States of America   18                13-Dec-2001

SARAH COVENTRY (TYPED)     SC8800212/                 Registered        72-001851          636452
                           United States of America   14                01-Feb-1956        30-Oct-1956

SARAH COVENTRY AMERICA     9600154/                   Registered        74/732032          2054164
                           United States of America   9                 13-Sep-1995        22-Apr-1997

SARAH COVENTRY with        SC95000343/                Published         76/402047
BUTTERFLY DESIGN           United States of America   25                01-May-2002

SARAH COVENTRY with        SC95000344/                Pending           76/402013
Butterfly Design           United States of America   18                01-May-2002

SARAH COVENTRY with        SC95000340/                Pending           76/402472
BUTTERFLY DESIGN           United States of America   14                01-May-2002

SARAH COVENTRY with        SC95000346/                Published         76/402471
BUTTERFLY DESIGN           United States of America   9                 01-May-2002

SC & BUTTERFLY DESIGN      SC8800242/                 Registered        73692363           1491870
(OLD)                      United States of America   3                 29-Oct-1987        14-Jun-1988

SC & BUTTERFLY DESIGN      SC8800241/                 Registered        73693101           1503021
(OLD)                      United States of America   18                02-Nov-1987        06-Sep-1988

SC & BUTTERFLY DESIGN      SC8800243/                 Registered        73692464           1492152
(OLD)                      United States of America   14                29-Oct-1987        14-Jun-1988

SC & BUTTERFLY DESIGN      SC8800244/                 Registered        73692437           1492548
(OLD)                      United States of America   35                29-Oct-1987        14-Jun-1988

SC (TYPED)                 SC8800240/                 Registered        72193707           788735
                           United States of America   14                                   27-Apr-1965

                             Trademark List by Owner

                                                                         Page: 4

      Owner: PLAYBOY ENTERTAINMENT GROUP, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
THE REALLY NAKED TRUTH     97000575/                  Registered        74/538407          1987539
& DESIGN                   United States of America   41                16-Jun-1994        16-Jul-1996

                             Trademark List by Owner

                                                                         Page: 5

      Owner: PLAYBOY ENTERPRISES, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
HMH                        96011649/                  Registered        75/602790          2360843
                           United States of America   6                 10-Dec-1998        20-Jun-2000

INSIDE OUT                 9200087/                   Registered        74158816           1707314
                           United States of America   41                19-Apr-1991        11-Aug-1992

PLAYBOY CENTERFOLD         9600874/                   Registered        75/233654          2279723
                           United States of America   42                24-Jan-1997        21-Sep-1999

POP                        96011695/                  Registered        75611086           2311644
                           United States of America   42                22-Dec-1998        25-Jan-2000

RABBIT HEAD DESIGN         96011499/                  Registered        75/568736          2384047
                           United States of America   8                 02-Oct-1998        05-Sep-2000

RABBIT HEAD DESIGN         96011569/                  Registered        75583680           2304130
                           United States of America   9                 03-Nov-1998        28-Dec-1999

SEXCETERA                  96011696/                  Registered        75/611057          2316371
                           United States of America   42                22-Dec-1998        08-Feb-2000

STRIP SEARCH               96011811/                  Registered        75/657284          2380834
                           United States of America   9                 10-Mar-1999        29-Aug-2000

THE SEXIEST PHONE CARDS    96011698/                  Registered        75/611489          2323763
ON THE PLANET!             United States of America   36                23-Dec-1998        29-Feb-2000

                             Trademark List by Owner

                                                                         Page: 6

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
(RABBIT HEAD DESIGN).COM   97000102/                  Registered        76/125004          2638318
                           United States of America   41, 42            10-Apr-2001        22-Oct-2002

(RHD).COM SPORTSBOOK       97000332/                  Published         76/244265
                           United States of America   36, 41            20-Apr-2001

7 LIVES XPOSED             97000466/                  Registered        76/330155          2615152
                           United States of America   41                26-Oct-2001        03-Sep-2002

A DAY OF SEX IN AMERICA    97000330/                  Published         76/244136
                           United States of America   16                20-Apr-2001

ADULTVISION                97000525/                  Pending           76/391112
                           United States of America   41                03-Apr-2002

AFTER DARK VIDEO           9600914/                   Registered        75/256252          2177599
                           United States of America   35                12-Mar-1997        28-Jul-1998

AFTER DARK VIDEO           9600631/                   Registered        75/182291          2107075
                           United States of America   9                 16-Oct-1996        21-Oct-1997

ALTA LOMA                  96011910/                  Published         75/703085
                           United States of America   41                11-May-1999

ANDRITA STUDIOS            97000633/                  Pending           78/163100
                           United States of America   41                11-Sep-2002

BETTING BUNNY              97000215/                  Published         76/189206
                           United States of America   9, 36, 41         03-Jan-2001

BUNNY                      9600646/                   Registered        72233496           810,555
                           United States of America   42                29-Nov-1965        28-Jun-1966

BUNNY COSTUME              9600645/                   Registered        72/171655          0762884
                           United States of America   42                24-Jun-1963        07-Jan-1964

BUNNYPASS                  97000852/                  Pending           76/485195
                           United States of America   41                27-Jan-2003

CELEBRITY CENTERFOLD       96011448/                  Registered        75/536194          2356709
                           United States of America   9                 13-Aug-1998        13-Jun-2000

CENTERFOLD                 96011551/                  Suspended         75/576544
                           United States of America   42                26-Oct-1998

CENTERFOLD                 9600693/                   Registered        75/250900          2275173
                           United States of America   9, 16             03-Mar-1997        07-Sep-1999

                             Trademark List by Owner

                                                                         Page: 7

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
CENTERFOLD COLLECTOR       9600647/                   Registered        75/200931          2114146
CARDS                      United States of America   16                20-Nov-1996        18-Nov-1997

CLASSIC CENTERFOLDS        96011550/                  Registered        75/577252          2351406
                           United States of America   16                26-Oct-1998        23-May-2000

COMPETE                    96011340/                  Registered        75/444459          2376488
                           United States of America   41                04-Mar-1998        15-Aug-2000

CYBER(RHD)CLUB             97000603/                  Pending           76/440143
                           United States of America   42                08-Aug-2002

CYBER(RHD)CLUB             97000593/                  Pending           78/150725
                           United States of America   9                 05-Aug-2002

CYBER(RHD)GIRL             97000604/                  Pending           76/440144
                           United States of America   42                08-Aug-2002

CYBER(RHD)GIRL             97000849/                  Pending           76/484102
                           United States of America   14                23-Jan-2003

CYBER(RHD)GIRLS            97000594/                  Pending           78/150719
                           United States of America   9                 05-Aug-2002

DARK JUSTICE               97000139/                  Registered        76/172627          2536128
                           United States of America   41                29-Nov-2000        05-Feb-2002

DREAM SCREEN               9600846/                   Registered        75/244736          2170432
                           United States of America   9                 18-Jul-1996        30-Jun-1998

EDEN                       96011431/                  Registered        75/520926          2274327
                           United States of America   41                17-Jul-1998        31-Aug-1999

ENTERTAINMENT FOR MEN      96012064/                  Registered        75/829000          2423102
                           United States of America   16                21-Oct-1999        23-Jan-2001

EROS COLLECTION            9600672/                   Registered        75/135074          2177319
                           United States of America   9                 16-Jul-1996        28-Jul-1998

EROS COLLECTION            9600673/                   Registered        75/118354          2204763
                           United States of America   41                13-Jun-1996        24-Nov-1998

EROS COLLECTION and Design 96011914/                  Registered        75706352           2608448
                           United States of America   9                 14-May-1999        20-Aug-2002

FEMLIN                     97000632/                  Pending           76/442355
                           United States of America   9                 22-Aug-2002

                             Trademark List by Owner

                                                                         Page: 8

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
FEMLIN (DESIGN)            9000337/                   Registered        72/141296          740025
                           United States of America   21                02-Apr-1962        30-Oct-1962

FEMLIN (DESIGN)            9000341/                   Registered        72122698           738387
                           United States of America   42                23-Jun-1961        25-Sep-1962

FEMLIN (WORD)              9000342/                   Registered        72140944           740024
                           United States of America   21                28-Mar-1962        30-Oct-1962

FOR COUPLES ONLY           96011686/                  Registered        75/606363          2378730
                           United States of America   9                 16-Dec-1998        22-Aug-2000

GIRLS OF SUMMER            9100531/                   Registered        74/149675          1.678.521
                           United States of America   16                20-Mar-1991        10-Mar-1992

GIRLS OF THE INTERNET      96011627/                  Registered        75/600214          2309194
                           United States of America   9                 07-Dec-1998        18-Jan-2000

GIRLS OF THE INTERNET      9600026/                   Registered        75/010382          2,148,516
                           United States of America   41                25-Oct-1995        07-Apr-1998

HMH                        96011622/                  Registered        75/599718          2333886
                           United States of America   21                04-Dec-1998        21-Mar-2000

HMH                        96011621/                  Registered        75/599719          2322504
                           United States of America   25                04-Dec-1998        22-Feb-2000

HMH                        97000357/                  Published         76/276033
                           United States of America   30                25-Jun-2001

HMH (STYLIZED LETTERS)     9600681/                   Registered        75/195961          2107306
                           United States of America   34                08-Nov-1996        21-Oct-1997

HMH (Stylized letters)     9100493/                   Registered        75/226147          2175681
                           United States of America   14                15-Jan-1997        21-Jul-1998

HMH MANSION GATE DESIGN    96011630/                  Registered        75/602063          2386434
                           United States of America   25                09-Dec-1998        12-Sep-2000

HOT NET AND DESIGN         97000580/                  Published         76/424494
                           United States of America   41                24-Jun-2002

HTTP://WWW.PLAYBOY.COM     9500200/                   Registered        74/701251          2011646
                           United States of America   42                14-Jul-1995        29-Oct-1996

HUGH M. HEFNER             9600682/                   Registered        75/195963          2107308
(SIGNATURE)                United States of America   34                08-Nov-1996        21-Oct-1997

                             Trademark List by Owner

                                                                         Page: 9

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
INSIDE OUT AND DESIGN      9100514/                   Registered        74246397           1720057
                           United States of America   9                 14-Feb-1992        29-Sep-1992

INSTANT ACCESS             97000329/                  Registered        76/242093          2569859
                           United States of America   38, 41            17-Apr-2001        14-May-2002

KEY W/RABBIT HEAD DESIGN   9000345/                   Registered        72122697           738386
                           United States of America   42                23-Jun-1961        25-Sep-1962

MAN TRACK                  9300370/                   Registered        74/250034          1751242
                           United States of America   16                26-Feb-1992        09-Feb-1993

MAXIMUM EXPOSURE           97000521/                  Pending           76/384772
                           United States of America   41                20-Mar-2002

MISS APRIL                 96011825/                  Registered        75/669169          2382636
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS AUGUST                96011829/                  Registered        75/669185          2382642
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS DECEMBER              96011833/                  Registered        75/669173          2382638
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS FEBRUARY              96011823/                  Registered        75/669170          2382637
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS JANUARY               96011822/                  Registered        75/668607          2382630
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS JULY                  96011828/                  Registered        75/669178          2382641
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS JUNE                  96011827/                  Registered        75/669177          2382640
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS MARCH                 96011824/                  Registered        75/669174          2382639
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS MAY                   96011826/                  Registered        75/669104          2382633
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS NOVEMBER              96011832/                  Registered        75/669106          2382634
                           United States of America   16                26-Mar-1999        05-Sep-2000

MISS OCTOBER               96011831/                  Registered        75/673096          2391141
                           United States of America   16                26-Mar-1999        03-Oct-2000

                             Trademark List by Owner

                                                                        Page: 10

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
MISS SEPTEMBER             96011830/                  Registered        75/669101          2382632
                           United States of America   16                26-Mar-1999        05-Sep-2000

MS. PLAYBOY                97000560/                  Published         76/417677
                           United States of America   21                07-Jun-2002

NIGHT CALLS                9600684/                   Registered        75/125974          2,052,853
                           United States of America   41                26-Jun-1996        15-Apr-1997

NIGHT CALLS 411            97000606/                  Published         76/440578
                           United States of America   41                15-Aug-2002

NIGHT CALLS RADIO          97000582/                  Published         76/434181
                           United States of America   41                25-Jul-2002

PASSION COVE               96012101/                  Registered        75/915954          2426892
                           United States of America   41                10-Oct-2000        06-Feb-2001

PASSION COVE               96011958/                  Published         75/734430
                           United States of America   9                 23-Jun-1999

PLAY BOY                   9000269/                   Registered        72034559           689431
                           United States of America   28                29-Jul-1957        08-Dec-1959

PLAY4FUN                   97000639/                  Published         75/673336
                           United States of America   42                02-Apr-1999

PLAYBOY                    9000270/                   Registered        72160485           755301
                           United States of America   34                10-Jan-1963        27-Aug-1963

PLAYBOY                    9000271/                   Registered        72166996           764.820
                           United States of America   3                 18-Apr-1963        11-Feb-1964

PLAYBOY                    9000286/                   Registered        73563849           1393914
                           United States of America   9                 18-Oct-1985        20-May-1986

PLAYBOY                    9000273/                   Registered        72193952           791734
                           United States of America   16                21-May-1964        29-Jun-1965

PLAYBOY                    9000268/                   Registered        72/051788          676726
                           United States of America   16                16-May-1958        07-Apr-1959

PLAYBOY                    9000267/                   Registered        72016694           645386
                           United States of America   14                01-Oct-1956        14-May-1957

PLAYBOY                    8900797/                   Registered        286,817            871.552
                           United States of America   18                13-Dec-1967        24-Jun-1969

                             Trademark List by Owner

                                                                        Page: 11

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
PLAYBOY                    9000285/                   Registered        73341544           1328611
                           United States of America   25                14-Dec-1981        02-Apr-1985

PLAYBOY                    9000284/                   Registered        73464290           1308905
                           United States of America   14                06-Feb-1984        11-Dec-1984

PLAYBOY                    9000278/                   Registered        73/065847          1040491
                           United States of America   9                 14-Oct-1975        01-Jun-1976

PLAYBOY                    97000566/                  Published         76/428727
                           United States of America   14                09-Jul-2002

PLAYBOY                    9500198/                   Registered        74/702656          2020389
                           United States of America   42                13-Jul-1995        03-Dec-1996

PLAYBOY                    9000435/                   Registered        71664940           600018
                           United States of America   16                21-Apr-1954        28-Dec-1954

PLAYBOY                    9600713/                   Registered        75/194996          2107294
                           United States of America   34                08-Nov-1996        21-Oct-1997

PLAYBOY                    9100605/                   Registered        73264124           1320822
                           United States of America   25                30-May-1980        19-Feb-1985

PLAYBOY                    9400493/                   Registered        73400744           1886578
                           United States of America   9                 10-Jun-1993        28-Mar-1995

PLAYBOY                    9000275/                   Registered        72/292374          874451
                           United States of America   35                04-Mar-1968        05-Aug-1969

PLAYBOY                    96012209/                  Registered        76/020905          2469441
                           United States of America   21                07-Apr-2000        17-Jul-2001

PLAYBOY                    97000586/                  Published         78/149184
                           United States of America   28                31-Jul-2002

PLAYBOY                    96011498/                  Registered        75/562928          2605118
                           United States of America   28                02-Oct-1998        06-Aug-2002

PLAYBOY                    97000083/                  Registered        76/088316          2626072
                           United States of America   28                11-Jul-2000        24-Sep-2002

PLAYBOY                    97000029/                  Published         76/083560
                           United States of America   28                06-Jul-2000

PLAYBOY                    96011580/                  Registered        75/584965          2412958
                           United States of America   18                09-Nov-1998        12-Dec-2000

                             Trademark List by Owner

                                                                        Page: 12

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
PLAYBOY                    96011400/                  Registered        75/500930          2485583
                           United States of America   25                12-Jun-1998        04-Sep-2001

PLAYBOY                    96011893/                  Registered        75/694654          2420042
                           United States of America   3                 29-Apr-1999        09-Jan-2001

PLAYBOY                    9000272/                   Registered        72173452           769702
                           United States of America   41                22-Jul-1963        12-May-1964

PLAYBOY                    96011954/                  Registered        75/735764          2447001
                           United States of America   12                23-Jun-1999        24-Apr-2001

PLAYBOY                    96011990/                  Registered        75/754882          2445179
                           United States of America   15                20-Jul-1999        17-Apr-2001

PLAYBOY                    97000630/                  Pending           76/442353
                           United States of America   9                 22-Aug-2002

PLAYBOY                    96011497/                  Registered        75/562929          2446799
                           United States of America   8                 02-Oct-1998        24-Apr-2001

PLAYBOY                    97000026/                  Registered        76/108684          2482255
                           United States of America   41                10-Apr-2001        28-Aug-2001

PLAYBOY                    96012097/                  Registered        76/005003          2632523
                           United States of America   16                20-Mar-2000        08-Oct-2002

PLAYBOY                    96011885/                  Registered        75/689731          2635849
                           United States of America   9                 22-Apr-1999        15-Oct-2002

PLAYBOY                    97000504/                  Registered        76/366684          2631654
                           United States of America   41                01-Feb-2002        08-Oct-2002

PLAYBOY                    97000592/                  Pending           76/435180
                           United States of America   11                29-Jul-2002

PLAYBOY                    97000369/                  Published         76/280424
                           United States of America   5                 03-Jul-2001

PLAYBOY                    97000363/                  Published         78/070069
                           United States of America   9                 20-Jun-2001

PLAYBOY                    9600778/                   Registered        75/226140          2181438
                           United States of America   14                15-Jan-1997        11-Aug-1998

PLAYBOY                    97000347/                  Published         76/263882
                           United States of America   6                 29-May-2001

                             Trademark List by Owner

                                                                        Page: 13

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
PLAYBOY                    97000352/                  Registered        78/067867          2644619
                           United States of America   30                07-Jun-2001        29-Oct-2002

PLAYBOY AFTER DARK         97000481/                  Pending           78/098634
                           United States of America   41                17-Dec-2001

PLAYBOY AND RABBIT HEAD    9000439/                   Registered        72238954           984548
DESIGN                     United States of America   25                16-Feb-1966        21-May-1974

PLAYBOY AUDIO AND DESIGN   9600686/                   Registered        75/188096          2107167
                           United States of America   9                 23-Oct-1996        21-Oct-1997

PLAYBOY BACHELOR PARTY     97000031/                  Registered        76/116787          2537924
                           United States of America   41                10-Apr-2001        12-Feb-2002

PLAYBOY BET EXCHANGE       97000334/                  Published         76/244264
                           United States of America   41                20-Apr-2001

PLAYBOY CASINO             97000331/                  Published         76/244034
                           United States of America   36, 41            20-Apr-2001

PLAYBOY CENTERFOLD         9600694/                   Registered        75/250901          2260234
                           United States of America   9, 16             03-Mar-1997        13-Jul-1999

PLAYBOY CENTERFOLDS        96011047/                  Registered        75/368956          2322825
                           United States of America   42                06-Oct-1997        29-Feb-2000

PLAYBOY CYBER CLUB         96011004/                  Registered        75/347353          2322800
                           United States of America   42                26-Aug-1997        29-Feb-2000

PLAYBOY EXPOSED            97000480/                  Registered        76/349401          2631495
                           United States of America   9                 17-Dec-2001        08-Oct-2002

PLAYBOY FUNNIES            97000271/                  Registered        76/193861          2644097
                           United States of America   16                12-Jan-2001        29-Oct-2002

PLAYBOY JAZZ               97000403/                  Published         78/051619
                           United States of America   9                 06-Mar-2001

PLAYBOY JAZZ DESIGN        97000313/                  Registered        76/244263          2602728
                           United States of America   9                 20-Apr-2001        30-Jul-2002

PLAYBOY JAZZ FESTIVAL      8900489/                   Registered        73/415751          1.279.832
                           United States of America   16,25,41          04-Mar-1983        29-May-1984

PLAYBOY LOUNGE             97000197/                  Registered        76/198036          2567100
                           United States of America   41                23-Jan-2001        07-May-2002

                             Trademark List by Owner

                                                                        Page: 14

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
PLAYBOY ONLINE and Design  96011913/                  Registered        75/706247          2361962
                           United States of America   42                14-May-1999        27-Jun-2000

PLAYBOY PLAYMATE ALUMNI    96011341/                  Registered        75/444470          2221735
 ASSOCIATION               United States of America   16                04-Mar-1998        02-Feb-1999

PLAYBOY RADIO              97000581/                  Published         76/434097
                           United States of America   41                25-Jul-2002

PLAYBOY SELECT             96011310/                  Registered        75/394490          2193907
                           United States of America   36                21-Nov-1997        06-Oct-1998

PLAYBOY SPA                97000141/                  Registered        76/145547          2490761
                           United States of America   3                 10-Oct-2000        18-Sep-2001

PLAYBOY SPECIAL EDITIONS   97000088/                  Registered        76/095361          2593763
                           United States of America   16, 41            19-Jul-2000        16-Jul-2002

PLAYBOY SPORT              9000249/                   Registered        73391489           1328616
                           United States of America   25                28-Sep-1982        02-Apr-1985

PLAYBOY SPORTSBOOK.COM     97000333/                  Published         76/244033
                           United States of America   36, 41            20-Apr-2001

PLAYBOY STORE              97000173/                  Registered        76/158756          2661622
                           United States of America   35                02-Nov-2000        17-Dec-2002

PLAYBOY TV                 96010981/                  Registered        75/344894          2190905
                           United States of America   41                21-Aug-1997        22-Sep-1998

PLAYBOY TV AND DESIGN      9600742/                   Registered        75117215           2077341
                           United States of America   41                11-Jun-1996        08-Jul-1997

PLAYBOY TV NETWORKS and    96011915/                  Registered        75/706373          2319609
Design                     United States of America   41                14-May-1999        15-Feb-2000

PLAYBOY W/ RABBIT HEAD     9400593/                   Registered        74/522307          1908471
DESIGN                     United States of America   18                06-May-1994        01-Aug-1995

PLAYBOY W/RABBIT HEAD      9000587/                   Registered        73424324           1318244
DESIGN                     United States of America   25                03-May-1983        05-Feb-1985

PLAYBOY X-TREME TEAM       96012088/                  Registered        75/928939          2535629
                           United States of America   41                25-Feb-2000        05-Feb-2002

PLAYBOY.COMVERSATION       97000233/                  Registered        76/191127          2538068
                           United States of America   41                08-Jan-2001        12-Feb-2002

                             Trademark List by Owner

                                                                        Page: 15

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
PLAYBOYNET                 97000850/                  Pending           76/485197
                           United States of America   41                27-Jan-2003

PLAYBOYPLUS                97000851/                  Pending           76/485196
                           United States of America   41                27-Jan-2003

PLAYBOYRACINGUSA           97000337/                  Published         78/061267
                           United States of America   36, 41            01-May-2001

PLAYBOY'S                  9100417/                   Registered        74/132604          1733661
                           United States of America   41                23-Jan-1991        17-Nov-1992

PLAYBOY'S BATHING          9100423/                   Registered        74/146497          1697592
BEAUTIES                   United States of America   16                05-Mar-1991        30-Jun-1992

PLAYBOY'S BLONDES          9100424/                   Registered        74/146495          1753861
BRUNETTES REDHEADS         United States of America   16                05-Mar-1991        23-Feb-1993

PLAYBOY'S BOOK OF          9000905/                   Registered        74/116048          1666709
LINGERIE                   United States of America   16                16-Nov-1990        03-Dec-1991

PLAYBOY'S CASTING CALLS    97000261/                  Registered        78/037726          2637350
                           United States of America   9, 16             04-Dec-2000        15-Oct-2002

PLAYBOY'S COLLEGE GIRLS    9100422/                   Registered        74/146492          1706665
                           United States of America   16                05-Mar-1991        11-Aug-1992

PLAYBOY'S CYBER GIRLS      97000219/                  Registered        76/197191          2504457
                           United States of America   42                19-Jan-2001        06-Nov-2001

PLAYBOY'S DIRECTOR'S CUT   97000138/                  Published         78/028587
                           United States of America   41                02-Oct-2000

PLAYBOY'S GIRLS OF         9100425/                   Registered        74/146494          1744466
WINTER                     United States of America   16                05-Mar-1991        05-Jan-1993

PLAYBOY'S NUDES            9100484/                   Registered        74/153753          1694327
                           United States of America   16                02-Apr-1991        16-Jun-1992

PLAYBOY'S PLAYMATE OF      9000328/                   Registered        72/020267          661391
THE MONTH                  United States of America   16                03-Dec-1956        06-May-1958

PLAYBOY'S PLAYMATE         9100420/                   Registered        74/146496          1691469
REVIEW                     United States of America   16                05-Mar-1991        09-Jun-1992

PLAYBOYSTORE.COM           97000174/                  Registered        76/158758          2584757
                           United States of America   35                02-Nov-2000        25-Jun-2002

                             Trademark List by Owner

                                                                        Page: 16

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
PLAYBOYTV CLUB             97000564/                  Pending           76/419768
                           United States of America   41                12-Jun-2002

PLAYMAT                    96011332/                  Registered        75/450860          2253285
                           United States of America   9                 16-Mar-1998        15-Jun-1999

PLAYMATE                   97000353/                  Published         78/067868
                           United States of America   30                07-Jun-2001

PLAYMATE                   97000631/                  Pending           76/442357
                           United States of America   9                 22-Aug-2002

PLAYMATE                   96012206/                  Pending           76/038047
                           United States of America   9                 01-May-2000

PLAYMATE                   97000346/                  Published         76/263883
                           United States of America   6                 29-May-2001

PLAYMATE                   97000082/                  Published         76/088310
                           United States of America   28                11-Jul-2000

PLAYMATE                   96011046/                  Registered        75/368959          2191054
                           United States of America   42                06-Oct-1997        22-Sep-1998

PLAYMATE                   97000089/                  Registered        76/005403          2663899
                           United States of America   16                20-Mar-2000        17-Dec-2002

PLAYMATE                   9100602/                   Registered        73558616           1399564
                           United States of America   25                16-Sep-1985        01-Jul-1986

PLAYMATE                   96011570/                  Registered        75/582250          2298170
                           United States of America   9                 03-Nov-1998        07-Dec-1999

PLAYMATE                   96011838/                  Published         75/673335
                           United States of America   28                02-Apr-1999

PLAYMATE                   96011873/                  Published         75/678317
                           United States of America   9                 09-Apr-1999

PLAYMATE                   97000170/                  Published         76/157181
                           United States of America   9                 31-Oct-2000

PLAYMATE                   9000318/                   Registered        73563856           1393915
                           United States of America   9                 18-Oct-1985        20-May-1986

PLAYMATE                   9000324/                   Registered        72450541           990061
                           United States of America   28                05-Mar-1973        06-Aug-1974

                             Trademark List by Owner

                                                                        Page: 17

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
PLAYMATE                   9000317/                   Registered        73464145           1308903
                           United States of America   14                06-Feb-1984        11-Dec-1984

PLAYMATE                   9000322/                   Registered        72187491           777867
                           United States of America   14                26-Feb-1964        29-Sep-1964

PLAYMATE                   9000316/                   Registered        72040119           721987
                           United States of America   16                05-Nov-1957        26-Sep-1961

PLAYMATE OF THE MONTH      97000589/                  Pending           76/437856
                           United States of America   28                05-Aug-2002

PLAYMATE OF THE YEAR       9000327/                   Registered        73619058           1462762
                           United States of America   16                10-Sep-1981        27-Oct-1987

PLAYMATE OF THE YEAR       9000326/                   Registered        73/619062          1.462.569
                           United States of America   9                 10-Sep-1986        27-Oct-1987

PLAYMATE OF THE YEAR       97000097/                  Published         76/005504
                           United States of America   16                20-Mar-2000

PLAYMATE OF THE YEAR       97000270/                  Published         76/088306
                           United States of America   28                11-Jul-2000

PLAYMATE OF THE YEAR       97000492/                  Published         76/354264
                           United States of America   34                02-Jan-2002

PLAYMATE OF THE YEAR       97000628/                  Pending           76/442354
                           United States of America   9                 22-Aug-2002

PLAYMATE PROFILE           96011055/                  Registered        75/363935          2191045
                           United States of America   9                 26-Sep-1997        22-Sep-1998

PLAYMATE W/RABBIT HEAD     9000333/                   Registered        73558617           1404136
DESIGN                     United States of America   25                16-Sep-1985        05-Aug-1986

PMOY                       96011404/                  Registered        75/467337          2301586
                           United States of America   16                13-Apr-1998        21-Dec-1999

PMOY                       97000130/                  Published         76/005495
                           United States of America   16                20-Mar-2000

RABBIT HEAD DESIGN         97000103/                  Registered        76/005004          2666917
                           United States of America   16                20-Mar-2000        24-Dec-2002

RABBIT HEAD DESIGN         96011819/                  Registered        75/664960          2407227
                           United States of America   12                22-Mar-1999        21-Nov-2000

                             Trademark List by Owner

                                                                        Page: 18

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
RABBIT HEAD DESIGN         9000305/                   Registered        73464146           1308904
                           United States of America   14                06-Feb-1984        11-Dec-1984

RABBIT HEAD DESIGN         97000629/                  Pending           76/442356
                           United States of America   9                 22-Aug-2002

RABBIT HEAD DESIGN         8900798/                   Registered        286,818            871.553
                           United States of America   18                13-Dec-1967        24-Jun-1969

RABBIT HEAD DESIGN         8900799/                   Registered        72302074           873370
                           United States of America   28                05-Jul-1968        22-Jul-1969

RABBIT HEAD DESIGN         97000842/                  Pending           76/482822
                           United States of America   14                16-Jan-2003

RABBIT HEAD DESIGN         9000311/                   Registered        72162258           759207
                           United States of America   14                07-Feb-1963        29-Oct-1963

RABBIT HEAD DESIGN         8900490/                   Registered        73391484           1276276
                           United States of America   25                28-Sep-1982        01-May-1984

RABBIT HEAD DESIGN         97000868/                  Pending           76/489973
                           United States of America   28                13-Feb-2003

RABBIT HEAD DESIGN         9600800/                   Registered        75195962           2107307
                           United States of America   34                08-Nov-1996        21-Oct-1997

RABBIT HEAD DESIGN         9000308/                   Registered        72/052490          679997
                           United States of America   21                28-May-1958        09-Jun-1959

RABBIT HEAD DESIGN         96011845/                  Registered        75/674184          2618521
                           United States of America   6                 05-Apr-1999        10-Sep-2002

RABBIT HEAD DESIGN         96011912/                  Published         75/706354
                           United States of America   42                14-May-1999

RABBIT HEAD DESIGN         96011911/                  Published         75/706356
                           United States of America   41                14-May-1999

RABBIT HEAD DESIGN         96011894/                  Registered        75/694662          2443328
                           United States of America   3                 29-Apr-1999        10-Apr-2001

RABBIT HEAD DESIGN         96011953/                  Registered        75/735763          2449959
                           United States of America   12                23-Jun-1999        08-May-2001

RABBIT HEAD DESIGN         96011886/                  Published         75/689730
                           United States of America   9                 22-Apr-1999

                             Trademark List by Owner

                                                                        Page: 19

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
RABBIT HEAD DESIGN         9000307/                   Registered        71686448           643926
                           United States of America   16                28-Apr-1955        09-Apr-1957

RABBIT HEAD DESIGN         9000306/                   Registered        73563848           1393913
                           United States of America   9                 18-Oct-1985        06-May-1986

RABBIT HEAD DESIGN         96011991/                  Registered        75/756329          2434256
                           United States of America   15                20-Jul-1999        06-Mar-2001

RABBIT HEAD DESIGN         97000064/                  Registered        76/118862          2626133
                           United States of America   28                10-Apr-2001        24-Sep-2002

RABBIT HEAD DESIGN         96011993/                  Registered        75/756327          2483351
                           United States of America   20                20-Jul-1999        28-Aug-2001

RABBIT HEAD DESIGN         9000309/                   Registered        72117864           728889
                           United States of America   25                14-Apr-1961        20-Mar-1962

RABBIT HEAD DESIGN         9000288/                   Registered        72162259           761793
                           United States of America   34                07-Feb-1963        24-Dec-1963

RABBIT HEAD DESIGN         9600741/                   Registered        75/226139          2177521
                           United States of America   14                15-Jan-1997        28-Jul-1998

RABBIT HEAD DESIGN         96011434/                  Registered        75/512633          2356096
                           United States of America   12                02-Jul-1998        06-Jun-2000

RABBIT HEAD DESIGN         9400492/                   Registered        74/456176          1918754
                           United States of America   9                 29-Oct-1993        12-Sep-1995

RABBIT HEAD DESIGN         97000237/                  Registered        76/183153          2586538
                           United States of America   28                19-Dec-2000        25-Jun-2002

RABBIT HEAD DESIGN         9000289/                   Registered        72166995           764819
                           United States of America   3                 18-Apr-1963        11-Feb-1964

RABBIT HEAD DESIGN         97000366/                  Published         76/274834
                           United States of America   9                 21-Jun-2001

RABBIT HEAD DESIGN         9600634/                   Registered        75/188860          2.109.005
                           United States of America   10                10-Oct-1996        28-Oct-1997

RABBIT HEAD DESIGN         96011500/                  Registered        75/562927          2556438
                           United States of America   28                02-Oct-1998        02-Apr-2002

RABBIT HEAD DESIGN         9000291/                   Registered        72192592           784504
                           United States of America   24                04-May-1964        02-Feb-1965

                             Trademark List by Owner

                                                                        Page: 20

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
RABBIT HEAD DESIGN         97000370/                  Published         76/283213
                           United States of America   5                 03-Jul-2001

RABBIT HEAD DESIGN         9000295/                   Registered        72193953           791333
                           United States of America   16                21-May-1964        22-Jun-1965

RABBIT HEAD DESIGN         9000302/                   Registered        73067124           1058294
                           United States of America   9                 28-Oct-1975        08-Feb-1977

RABBIT HEAD DESIGN         9000303/                   Registered        264.329            1192561
                           United States of America   25                02-Jun-1980        23-Mar-1982

RABBIT HEAD DESIGN         97000345/                  Published         76/263879
                           United States of America   6                 29-May-2001

RABBIT HEAD DESIGN         97000591/                  Pending           76/435178
                           United States of America   11                29-Jul-2002

RABBIT HEAD DESIGN         97000583/                  Pending           76/435177
                           United States of America   21                29-Jul-2002

RABBIT HEAD DESIGN         97000590/                  Pending           76/437855
                           United States of America   28                05-Aug-2002

RABBIT HEAD DESIGN         96011398/                  Registered        75/501593          2297011
                           United States of America   25                12-Jun-1998        30-Nov-1999

RABBIT HEAD DESIGN         97000358/                  Published         76/276579
                           United States of America   30                25-Jun-2001

ROMANTICS BY PLAYBOY       9600231/                   Registered        75/065493          2,021,099
                           United States of America   25                26-Feb-1996        03-Dec-1996

SEX COURT                  97000092/                  Registered        76/096698          2548594
                           United States of America   41                26-Jul-2000        12-Mar-2002

SEXCETERA                  96012015/                  Registered        75/772270          2462631
                           United States of America   9                 10-Aug-1999        19-Jun-2001

SEXCETERA                  96011987/                  Registered        75/770657          2412149
                           United States of America   41                06-Aug-1999        12-Dec-2000

SPRING BREAK               9000256/                   Registered        73531813           1366636
                           United States of America   16                12-Apr-1985        22-Oct-1985

SUNSUAL                    96012092/                  Published         75/920876
                           United States of America   3                 16-Feb-2000

                             Trademark List by Owner

                                                                        Page: 21

      Owner: PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
THE PLAYBOY CLUB           9000347/                   Registered        72122528           746367
                           United States of America   42                21-Jun-1961        05-Mar-1963

THE PLAYBOY EDGE           97000529/                  Published         78/119396
                           United States of America   5                 03-Apr-2002

THE PLAYBOY FOUNDATION     9300369/                   Registered        74/246398          1743106
AND DESIGN                 United States of America   42                14-Feb-1992        29-Dec-1992

THE WEEKEND FLASH          97000782/                  Pending           76/466765
                           United States of America   41                14-Nov-2002

TV CLUB AND RABBIT HEAD    97000563/                  Published         76/419773
DESIGN                     United States of America   41                12-Jun-2002

UNIQUELY PLAYMATES         97000338/                  Published         78/061268
                           United States of America   16                01-May-2001

VIDEO CENTERFOLD           9000255/                   Registered        73/584269          1442822
                           United States of America   9                 24-Feb-1986        16-Jun-1987

VIP W/RABBIT HEAD DESIGN   9000441/                   Registered        72182481           792715
                           United States of America   42                06-Dec-1963        13-Jul-1965

WET & WILD                 9300288/                   Registered        74/334405          1826170
                           United States of America   9                 25-Nov-1992        15-Mar-1994

WET AND WILD               96011510/                  Registered        75/566654          2301995
                           United States of America   16                07-Oct-1998        21-Dec-1999

X-TREME TEAM AND LOGO      96012211/                  Published         76/079322
                           United States of America   25                28-Jun-2000

                             Trademark List by Owner

                                                                        Page: 22

      Owner: SPICE ENTERTAINMENT, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
CABLE VIDEO STORE          SEI7700000/                Registered        73/593453          1433268
                           United States of America   38                14-Apr-1986        17-Mar-1987

CYBERSPICE                 S2107/                     Published         76/154436
                           United States of America   41                26-Oct-2000

EROTIC SHOPPING FOR        96012039/                  Registered        75/025852          2015516
GROWN-UPS                  United States of America   42                30-Nov-1995        12-Nov-1996

E-VIBE                     97000131/                  Published         76/160029
                           United States of America   3, 5, 10          06-Nov-2000

FRENCH SILK                97000133/                  Published         76/159916
                           United States of America   3, 5, 10          06-Nov-2000

INTERACTIVE SPICE WITH     S2027/                     Registered        74/636883          2100636
LIPS LOGO                  United States of America   9                 21-Feb-1995        30-Sep-1997

LOVE TRINKETS              97000802/                  Pending           76/475630
                           United States of America   10                16-Dec-2002

MALE ATTITUDES             S2170/                     Pending           76/414094
                           United States of America   10                03-Jun-2002

PRIVATE MEMBERS            S2168/                     Published         76/414765
                           United States of America   10                03-Jun-2002

PRIVATE SHOPPING FOR       S2064/                     Registered        75/025851          2015515
PRIVATE MOMENTS            United States of America   42                30-Nov-1995        12-Nov-1996

SENSUAL SWIRL              97000132/                  Published         76/160028
                           United States of America   3, 5, 10          06-Nov-2000

SPICE                      S2028/                     Published         75/832225
                           United States of America   9                 26-Oct-1999

SPICE                      S1095/                     Registered        74/039455          1690906
                           United States of America   41                19-Mar-1990        02-Jun-1992

SPICE                      S2112/                     Registered        76/154389          2616867
                           United States of America   41                26-Oct-2000        10-Sep-2002

SPICE                      S2023/                     Suspended         75/832382
                           United States of America   25                26-Oct-1999

SPICE                      S2000/                     Registered        75/832302          2659999
                           United States of America   10                26-Oct-1999        10-Dec-2002

                             Trademark List by Owner

                                                                        Page: 23

      Owner: SPICE ENTERTAINMENT, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
SPICE CLUB                 S2148/                     Published         76/234183
                           United States of America   41                30-Mar-2001

SPICE HOT                  S2151/                     Published         78/071287
                           United States of America   38, 41            27-Jun-2001

SPICE NETWORKS & LIPS      96012054/                  Registered        75/167197          2063530
LOGO                       United States of America   25                17-Sep-1996        20-May-1997

SPICE PLATINUM             S2113/                     Registered        76/187076          2571163
                           United States of America   41                28-Dec-2000        21-May-2002

SPICE PLATINUM 2           S2117/                     Published         78/037696
                           United States of America   41                04-Dec-2000

SPICE PLATINUM LIVE        S2114/                     Published         76/185321
                           United States of America   41                22-Dec-2000

SPICE STIX                 97000135/                  Published         76/172628
                           United States of America   10                29-Nov-2000

SPICE STORE                S2109/                     Registered        76/158011          2531780
                           United States of America   35                01-Nov-2000        22-Jan-2002

SPICE TV CLUB              S2193/                     Published         76/437857
                           United States of America   41                05-Aug-2002

SPICE WITH LIPS LOGO       S2086/                     Published         76/149153
                           United States of America   14                18-Oct-2000

SPICE WITH LIPS LOGO       S1138/                     Registered        76/038002          2602128
                           United States of America   10                01-May-2000        30-Jul-2002

SPICE WITH LIPS LOGO       S1136/                     Pending           76/038001
                           United States of America   3                 01-May-2000

SPICE WITH LIPS LOGO       S1137/                     Registered        76/183151          2660449
                           United States of America   9                 19-Dec-2000        10-Dec-2002

SPICE WITH LIPS LOGO       S1140/                     Published         76/038000
                           United States of America   28                01-May-2000

SPICE WITH LIPS LOGO       S2055/                     Suspended         76/070331
                           United States of America   25                14-Jun-2000

SPICE WITH LIPS LOGO       S2036/                     Registered        75/167196          2091263
                           United States of America   41                17-Sep-1996        26-Aug-1997

                             Trademark List by Owner

                                                                        Page: 24

      Owner: SPICE ENTERTAINMENT, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
---------                  ------------------------   ----------        -----------        ------------
SPICETV                    S2194/                     Published         76/437349
                           United States of America   35                05-Aug-2002

SPICETV                    S2150/                     Registered        76/233552          2573387
                           United States of America   41                30-Mar-2001        28-May-2002

SPICETV WITH LIPS LOGO     S2169/                     Published         76/417265
                           United States of America   3, 10, 25         30-Jun-2002

SPICETV.COM                S2149/                     Registered        76/233569          2573388
                           United States of America   41                30-Mar-2001        28-May-2002

SUGAR-N-SPICE              97000136/                  Published         76/159915
                           United States of America   3, 5, 10          06-Nov-2000

VIBRATING LIPSTICK         97000134/                  Published         76/183150
                           United States of America   10                19-Dec-2000

                             Trademark List by Owner

                                                                        Page: 25

      Owner: SPICE HOT ENTERTAINMENT, INC.

                           Case Number/Subcase        Status            Application        Registration
Trademark                  Country Name               Class(es)         Number/Date        Number/Date
------------------------   ------------------------   ----------        -----------        ------------
THE HOT NETWORK            S2154/                     Registered        75727710           2585832
                           United States of America   41                14-Jun-1999        25-Jun-2002